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                                 EXHIBIT 4.2

                      SPECIMEN COMMON STOCK CERTIFICATE


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NUMBER                                                          SHARES

                                  [ARTWORK]
                              GBC BANCORP, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                   AUTHORIZED 3,000,000 SHARES COMMON STOCK
                               $1.00 PAR VALUE


This Certifies that ____________________________________________________ is the
registered holder of ___________________________________________________ Shares
of the above corporation, which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, she said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this _______________ day of __________________ A.D. 19_____


                                    [SEAL]


___________________________________        ___________________________________
            PRESIDENT                                   SECRETARY
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations.

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT-- ......... Custodian .........
                                                                      (Cust)             (Minor)
TEN ENT -- as tenants by the entireties                          under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                        Act ....................
           survivorship and not as tenants                                  (State)
           in common

        Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
/                                      /
_______________________________________ ________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________

                                                ________________________________

      In presence of

______________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.